UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant:   ☒

Filed by a Party other than the Registrant:   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Bluerock Residential Growth REIT, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

As previously disclosed, on December 20, 2021, Bluerock Residential Growth REIT, Inc. (“Bluerock Residential” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Badger Parent LLC (“Parent”) and Badger Merger Sub LLC (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, the Company will be merged with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger. The Merger and the other transactions contemplated by the Merger Agreement were unanimously approved by the Company’s board of directors. Parent and Merger Sub are affiliates of Blackstone Real Estate Partners IX L.P., an affiliate of Blackstone Inc. In addition, as previously disclosed, prior to the consummation of the Merger, the Company will complete the separation of its single-family residential real estate business (the “Single-Family Business”) from the Company’s multi-family residential real estate business (the “Separation”). Following the Separation, the Single-Family Business will be indirectly held by Bluerock Homes Trust, Inc., a Maryland corporation (“Bluerock Homes”), and, prior to the consummation of the Merger, the Company will distribute the common stock of Bluerock Homes to the Company’s common stockholders as of the record date for such distribution in a taxable distribution (the “Distribution”).

In connection with a special meeting of the Company’s stockholders relating to the proposed Merger, to be held on April 12, 2022 (the “Special Meeting”), Bluerock Residential filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement (as previously supplemented, the “Proxy Statement”), which Bluerock Residential first mailed to its stockholders on or about March 11, 2022 and supplemented via its Current Report on Form 8-K filed on March 31, 2022.

Bluerock Residential is making the following supplement to the Proxy Statement to correct an inadvertent mischaracterization of certain of the shares of the Company’s Class A Common Stock outstanding as of the record date for the Special Meeting as shares of Class C Common Stock.

The additional disclosures set forth below (the “Supplemental Disclosures”) supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which should be read in its entirety. To the extent that information set forth in the Supplemental Disclosures differs from or updates information contained in the Proxy Statement, the information set forth below shall supersede or supplement the information contained in the Proxy Statement. All page references are to the Proxy Statement and terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Proxy Statement. For clarity, new text within restated text (other than tables and related footnotes) from the Proxy Statement is highlighted with bold, underlined text, and stricken-through text shows text being deleted from a referenced disclosure in the Proxy Statement.

Nothing set forth in the Supplemental Disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. The inclusion herein of certain information should not be regarded as an indication that any of the Company or its affiliates, officers, directors or other representatives, or any other recipient of this information, considered, or now considers, it to be material, and such information should not be relied upon as such.

* * *

The references on pages 2, 30 and 108 of the Proxy Statement to 29,260,629 shares of Class A Common Stock and 76,603 shares of Class C Common Stock outstanding as of the record date are replaced by references to 29,269,299 shares of Class A Common Stock and 67,933 shares of Class C Common Stock outstanding as of the record date.

The first sentence of the final paragraph under the heading “Required Vote,” which sentence appears on pages 3 and 31 of the Proxy Statement, is amended and restated as follows: As of the record date, our directors and executive officers owned and are entitled to vote an aggregate of approximately ~~818,724~~827,394 shares of our Class A Common Stock and approximately ~~72,964~~64,294 shares of our Class C Common Stock, entitling them to exercise approximately ~~13.50~~12.37% of the voting power of our Common Stock entitled to vote at the special meeting, in each case including excess shares (as defined below).

The final two sentences of the final paragraph under the heading “Required Vote,” which sentences appear on pages 4 and 32 of the Proxy Statement, are hereby amended and restated as follows: As of the record date, the parties to the support agreements beneficially owned approximately ~~773,431~~782,101 shares of our Class A Common Stock and approximately ~~72,964~~64,294 shares of our Class C Common Stock, entitling them to exercise approximately ~~13.36~~12.24% of the voting power of our Common Stock entitled to vote at the special meeting, in each case including excess shares. As of the record date, the parties to the support agreements, together (without duplication) with our directors and executive officers, beneficially owned approximately ~~818,724~~827,394 shares of our Class A Common Stock and approximately ~~72,964~~64,294 shares of our Class C Common Stock, entitling them to exercise approximately ~~13.50~~12.37% of the voting power of our Common Stock entitled to vote at the special meeting, in each case including excess shares.

The first paragraph under the heading “Ownership of Bluerock Homes Immediately Following the Distribution” on page 69 of the Proxy Statement is amended and restated as follows: As of the record date, our executive officers and directors or their respective affiliates held approximately ~~818,724~~827,394 shares of Class A Common Stock of the Company, ~~72,964~~64,294 shares of the Class C Common Stock of the Company, 5,646,435 OP Units and 5,262,426 LTIP Units, representing in the aggregate an approximate 29.09% direct and indirect interest in the operating partnership.

The references on pages 20 and 105 of the Proxy Statement to 11.69% and 1.67% are replaced by references to 11.74% and 0.50% respectively.

The beneficial ownership table beginning on page 106 of the Proxy Statement is amended and restated as follows:

Name of Beneficial Owner	Title of Class of Securities Owned	Amount and Nature of Beneficial Ownership	Percent of Class(6)	Amount of Beneficial Ownership	Percent of Common Stock(7)
Executive Officers and Directors:(1)(6)
R. Ramin Kamfar	Class A Common Stock	26,241	*	70,242	*
	Class C Common Stock	41,979	61.79%
	Common Units(3)	1,956	*
	LTIP Units(2)(3)	66	*
Jordan B. Ruddy	Class A Common Stock	14,563	*	76,896	*
	Class C Common Stock	8,670	12.76%
	Common Units(5)	20,284	*
	LTIP Units(4)(5)	33,379	1.13%
James G. Babb	Class A Common Stock	11,980	*	945,972	2.48%
	Class C Common Stock	10,916	16.07%
	Common Units	633,250	10.76%
	LTIP Units(4)	289,826	9.83%
Ryan S. MacDonald	Class C Common Stock	2,729	4.02%	414,715	1.09%
	Common Units	167,289	2.84%
	LTIP Units(4)	244,697	8.30%
Christopher J. Vohs	Class A Common Stock	2,575	*	66,824	*
	LTIP Units(4)	64,249	2.18%
Michael L. Konig	Class A Common Stock	729,317	2.49%	729,317	1.91%
Elizabeth Harrison, Independent Director	LTIP Units	28,054	*	28,054	*
Kamal Jafarnia, Independent Director	LTIP Units	20,982	*	20,982	*
I. Bobby Majumder, Independent Director	Class A Common Stock	14,225	*	47,877	*
	LTIP Units	33,652	1.14%

Romano Tio, Independent Director	Class A Common Stock	27,244	*	60,896	*
	LTIP Units	33,652	1.14%
All named executive officers and Directors as a Group(4)(6)		2,461,775	6.45%	2,461,775	6.45%
5% Stockholders:
None

*	Less than 1%.

(1)	The address of each beneficial owner listed is 1345 Avenue of the Americas, 32nd Floor, New York, New York 10105.

(2)	Totals do not include 236,594 remaining unvested LTIP Units issued to Mr. Kamfar pursuant to his Executive Agreement, which will vest and become nonforfeitable in accordance with the vesting periods (and any applicable performance criteria and targets) of each award, subject to continued employment and other conditions. 185,839 of the remaining unvested LTIP Units reflected are pledged as security in connection with third-party loans.

(3)	On September 23, 2020, for estate planning purposes, Mr. Kamfar transferred 4,317,840 OP Units and 1,658,404 LTIP Units to an irrevocable trust of which members of his immediate family are the beneficiaries and of which Mr. Kamfar is neither a trustee nor a beneficiary. On November 8, 2021, for estate planning purposes, Mr. Kamfar transferred an aggregate of 1,035,163 LTIP Units to irrevocable trusts of which members of his immediate family members are the beneficiaries and of which Mr. Kamfar is neither a trustee nor a beneficiary.

(4)	Totals do not include the following remaining unvested LTIP Units issued to each such executive officer pursuant to their Executive Agreement: (a) 133,819 unvested LTIP Units issued to Mr. Ruddy; (b) 212,265 unvested LTIP Units issued to Mr. Babb; (c) 342,062 unvested LTIP Units issued to Mr. MacDonald; (d) 73,966 unvested LTIP Units issued to Mr. Vohs; and (e) 273,022 unvested LTIP Units issued to Mr. Konig. The remaining unvested LTIP Units attributable to each such Executive Officer will vest and become nonforfeitable in accordance with the vesting periods (and any applicable performance criteria and targets) of each award, subject to continued employment and other conditions.

(5)	On December 22, 2020, for estate planning purposes, Mr. Ruddy transferred 494,588 OP Units to an irrevocable trust of which members of his immediate family are the beneficiaries and of which Mr. Ruddy is neither a trustee nor a beneficiary. On July 14, 2021, for estate planning purposes, Mr. Ruddy transferred 478,881 LTIP Units to an irrevocable trust of which members of his immediate family members are the beneficiaries and of which Mr. Ruddy is neither a trustee nor a beneficiary.

(6)	Numbers and percentages in the table are based on 29,269,299 shares of Class A Common Stock outstanding, 67,933 shares of Class C Common Stock outstanding, 5,884,827 OP Units outstanding and 2,947,233 vested LTIP Units outstanding, in each case as of March 7, 2022, for a total of 38,169,292 shares of Class A Common Stock, Class C Common Stock, OP Units and vested LTIP Units outstanding. Numbers and percentages in the table exclude 2,399,465 unvested LTIP Units outstanding as of March 7, 2022 as set forth in footnote (4) above. Percentage for all NEOs and directors as a group is based on the combined total of all 38,169,292 shares of Class A Common Stock, Class C Common Stock, OP Units and vested LTIP Units, as each is an equivalent unit of ownership.

(7)	Percent of Common Stock for each executive officer and director is calculated using the combined total of all shares of Class A Common Stock, Class C Common Stock, OP Units and vested LTIP Units owned by each such individual, as each is an equivalent unit of ownership, relative to the combined total of 38,169,292 shares of Class A Common Stock and Class C Common Stock, OP Units, and vested LTIP Units outstanding as of March 7, 2022 (comprised of 29,269,299 shares of Class A Common Stock outstanding, 67,933 shares of Class C Common Stock outstanding, 5,884,827 OP Units outstanding, and 2,947,233 vested LTIP Units outstanding). Further, the number of vested LTIP Units owned by each of the following executive officers and directors include the indicated number of LTIP Units that, though vested, may not yet have achieved capital account equivalency with the OP Units held by the Company (at which time such LTIP Units may convert to OP Units and may then be settled in shares of Class A Common Stock): (a) 3,546 vested LTIP Units owned by Ms. Harrison; (b) 3,546 vested LTIP Units owned by Mr. Majumder; (c) 3,546 vested LTIP Units owned by Mr. Tio; and (d) 3,546 vested LTIP Units owned by Mr. Jafarnia.

* * *

Additional Information and Where to Find It

In connection with the Merger, the Company has filed relevant materials with the SEC, including the Proxy Statement. In addition, in connection with the Separation and the Distribution, Bluerock Homes has filed a registration statement on Form 10. This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its shareholders in connection with the proposed transactions. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Investors and security holders may obtain the documents free of charge at the SEC’s website, www.sec.gov, and the Company’s website, www.bluerockresidential.com. In addition, the documents may be obtained free of charge by accessing the Investor Relations section of the Company’s website at ir.bluerockresidential.com or by contacting the Company’s Investor Relations by email at investor.relations@bluerockre.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2021 annual meeting of stockholders, which was filed with the SEC on June 25, 2021, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 11, 2022, and in other documents filed by the Company with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement and other relevant materials filed with the SEC in respect of the proposed transaction. Investors should read the Proxy Statement carefully before making any voting or investment decisions.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws and may be identified by words such as “will,” “expect,” “believe,” “plan,” “anticipate,” “intend,” “goal,” “future,” “outlook,” “guidance,” “target,” “estimate” and similar words or expressions, including the negative version of such words and expressions. These forward-looking statements are based upon the Company’s present expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of and assumptions made by Company management, involve uncertainty that could cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements and are not guaranteed to occur. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. Investors should not place undue reliance upon these forward-looking statements. Although the Company believes that the expectations reflected in these forward-looking statements are based on reasonable assumptions, the Company’s actual results and performance could differ materially from those set forth in these forward-looking statements due to numerous factors. Factors that could have a material adverse effect on our operations, future prospects, the Merger and the Separation and the Distribution include, but are not limited to: the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the failure to obtain stockholder approval of the Merger or the failure to satisfy any of the other conditions to the completion of the Merger or the Separation or the Distribution; the risks that the market does not value Bluerock Homes shares at NAV; the failure to recognize the potential benefits of the Separation and the Distribution due to, among other reasons, Bluerock Homes’ lack of liquidity, small market size or inability to grow and expand revenues and earnings following the Distribution; shareholder litigation in connection with the Merger, the Separation or the Distribution, which may affect the timing or occurrence of the Merger, the Separation or the Distribution or result in significant costs of defense, indemnification and liability; the effect of the announcement of the Merger and the Separation and the Distribution on the ability of the Company to retain and hire key personnel and maintain relationships with its tenants, vendors and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the Merger and the Separation and the Distribution; the ability to meet expectations regarding the timing and completion of the Merger and the Separation and the Distribution; the possibility that any opinions, consents or approvals required in connection with the Separation and the Distribution will not be received or obtained in the expected time frame, on the expected terms or at all; and significant transaction costs, fees, expenses and charges. There can be no assurance that the Merger, the Separation, the Distribution or any other transaction described above will in fact be consummated in the expected time frame, on the expected terms or at all. There can be no assurance as to the impact of COVID-19 and other potential future outbreaks of infectious diseases on the Company’s or Bluerock Homes’ financial condition, results of operations, cash flows and performance and those of their respective tenants as well as on the economy and real estate and financial markets, which may impact the timing or occurrence of the Merger, the Separation or the Distribution. For further discussion of the factors that could affect outcomes, please refer to the risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K filed by the Company with the SEC on March 11, 2022, and subsequent filings by the Company with the SEC. Any forward-looking statement speaks only as of the date on which it is made, and the Company assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law. The Company claims the safe harbor protection for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.